PRINCIPAL

CHAM YIU KEUNG
LL. B. (HONS)
湛耀強律師

CONSULTANT

LEUNG HOK MAN
LL. B. (HONS)
梁學文律師

ASSISTANT SOLICITOR

TANG KWAN LEUNG
B. ECON, L.L.B. (HONS)
鄧君良律師

CHAM & CO.

SOLICITORS

SUITE 504, 5TH FLOOR,
GREENFIELD TOWER, CONCORDIA PLAZA,
NO.1 SCIENCE MUSEUM ROAD,
TSIM SHA TSUI EAST,
KOWLOON,
HONG KONG.
TEL: (852) 2311 1948
FAX: (852) 2311 1913

湛耀強律師行
香港九龍尖沙咀東部科學館道一號
康宏廣場南座五樓五零四室
電話：二三一一一九四八
圖文傳真：二三一一一九一三

Our Ref: TCC-65468-HC (CIV) **Date:** 28th June 2012
Your Ref:

PRIVATE & CONFIDENTIAL
BY FAX (2251 1696) BY POST & BY EMAIL (tommytsap@gmail.com)

Board of Director
Yin Fu Gold Corp.
Level 19 Two International Finance Centre
No. 8 Finance Street
Central Hong Kong
(Attention: Mr. Tsap Wai Ping)

Dear Sirs,

Re: Yinfu Gold Corp.

We act for Parker Randall CF (H.K.) CPA Limited ("our Client") who was the former auditors of Yinfu Gold Corp. ("Yinfu").

As per request, we send you herewith a copy of the letter from our Client's former legal adviser Messrs. Jal N. Karbhari & Co., Solicitors to your Company dated 18th June 2012 for your reference.

Should you have any enquiries, please do not hesitate to contact us.

Yours faithfully,

CHAM & CO.

Encl.

c.c. Parker Randall CF (H.K.) CPA Limited Fax: 2625 1263

18/06 2012 17:14 FAX 23677897 JAL 001

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*** TX REPORT ***
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TRANSMISSION OK

TX/RX NO	1124
DESTINATION TEL #	22511696
DESTINATION ID	
ST. TIME	18/06 17:13
TIME USE	00'53
PAGES SENT	2
RESULT	OK

PRINCIPAL
Jal N. Karbhari
B.A., LL.M., Notary Public
卡永利律師(公証律師)

CONSULTANT
Chow Chun Man
B.Sc. (Hons)
周俊民律師

ASSISTANT SOLICITOR
Mohnani Dheeraj S.
(LLB Hons)

JAL N. KARBHARI & CO.

Solicitors & Notaries
Civil Celebrant of Marriage
In Associations with
Messrs M.L. Tam & Company Solicitors
and
CHINA LAW FIRMS: GUANGZHOU: KING'S LAW FIRM FOSHAN LEESON LAW FIRM
合作中國律師行: 廣州 (金橋律師事務所) 佛山 (立信律師事務所)
ROOMS 703-5
CHEUNG LEE COMMERCIAL BUILDING
25 KIMBERLEY ROAD,
TSIMSHATSUI, KOWLOON, HONG KONG
TEL: (852) 2367 7577 FAX: (852) 2367 7897

卡永利律師行
九龍尖沙咀金巴利道二十五號
長利商業大廈七零三室
電 話：(852) 2367 7577
傳 真：(852) 2367 7897

Our Ref:

Your Ref:

Date 18th June 2012

STRICTLY CONFIDENTIAL
The Board of Directors
YinFu Gold Corp.
Level 19 Two International Finance Centre
No 8 Finance Street Central Hong Kong
Attention: Mr. Tsap Wai Ping President

BY POST and BY FAX (2251 1696)

Dear Sir,

RE: Parker Randall CF (H.K.) CPA Limited

We act for Parker Randall CF (H.K.) CPA Limited ("our Client").

We are instructed to write to your Company regarding certain contents as presented in Form 8-K filed by your Company on June 15, 2012 with the United States Securities and Exchange Commission in respect of our Client's resignation from the position of auditor of your Company.

Our Client would like to put on record that it has never received any requests from your Company to furnish the same with a letter addressed to the SEC stating whether or not our Client agrees with statements (a) to (h) as contained in Form 8-K. Further, it is your Company's obligation to provide reasons to our Client as to why our Client needs to

PRINCIPAL
Jal N. Karbhari
B.A., LL.M., Notary Public
卡永利律師(公証律師)
CONSULTANT
Chow Chun Man
B.Sc. (Hons)
周俊民律師
ASSISTANT SOLICITOR
Mohnani Dheeraj S.
(LLB Hons)

JAL N. KARBHARI & CO.

Solicitors & Notaries
Civil Celebrant of Marriage
In Associations with
Messrs M.L. Tam & Company Solicitors
and
CHINA LAW FIRMS: GUANGZHOU: KING'S LAW FIRM FOSHAN LEESON LAW FIRM
合作中國律師行: 廣州 (金璟律師事務所) 佛山 (立信律師事務所)
ROOMS 703-5
CHEUNG LEE COMMERCIAL BUILDING
25 KIMBERLEY ROAD,
TSIMSHATSUI, KOWLOON, HONG KONG
TEL: (852) 2367 7577 FAX: (852) 2367 7897

卡永利律師行
九龍尖沙咀金巴利道二十五號
長利商業大廈七零三室
電 話：(852) 2367 7577
傳 真：(852) 2367 7897

Our Ref:

Your Ref:

Date 18th June 2012

STRICTLY CONFIDENTIAL

The Board of Directors
YinFu Gold Corp.
Level 19 Two International Finance Centre
No 8 Finance Street Central Hong Kong
Attention: Mr. Tsap Wai Ping President

BY POST and BY FAX (2251 1696)

Dear Sir,

RE: Parker Randall CF (H.K.) CPA Limited

We act for Parker Randall CF (H.K.) CPA Limited (**"our Client"**).

We are instructed to write to your Company regarding certain contents as presented in Form 8-K filed by your Company on June 15, 2012 with the United States Securities and Exchange Commission in respect of our Client's resignation from the position of auditor of your Company.

Our Client would like to put on record that it has never received any requests from your Company to furnish the same with a letter addressed to the SEC stating whether or not our Client agrees with statements (a) to (h) as contained in Form 8-K. Further, it is your Company's obligation to provide reasons to our Client as to why our Client needs to entertain your request of furnishing your Company with a letter addressed to the SEC stating whether or not our Client agrees with statements (a) to (h) as contained in Form 8-K.

Your Company is hereby requested to fully set out your grounds of making the allegations as contained in statements (a) to (h) in the said Form 8-K filed for our Client's consideration as to whether or not to respond to the said allegations and / or to undertake other courses of actions accordingly.

In addition, in response to your Company's allegation as presented in Item 8.01(ii) in Form 8-K, our Client hereby strenuously denies that it has retained any accounting, computer and

corporate records of your Company of which your Company is entitled to request for the return of the same.

All our Client's rights are hereby expressly reserved.

Should you have any enquiries, please do not hesitate to contact our Mr. Alex LAM.

Yours faithfully

Jal N Karbhari & Co.

c.c. Parker Randall CF (H.K.) CPA Limited